EXHIBIT 20.1



                     MONTHLY SERVICER'S CERTIFICATE

            AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                 --------------------------------------------


                 AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST


                 --------------------------------------------

     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on March 15, 2000 and covers activity from January 26, 2000 through February 24, 2000.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of March, 2000.



                                     AMERICAN EXPRESS TRAVEL RELATED
                                     SERVICES COMPANY, INC., as Servicer

                                     By:/s/ Lawrence Fazzari
                                        --------------------------------
                                        Name:  Lawrence Fazzari
                                        Title: Vice President
                                               Business Results


I.  Monthly Period Trust Activity
---------------------------------------------------------------------------------------------------------------------------------

A. Trust Activity                                       Trust Totals
-----------------                                       ------------
Number of days in period                                           30
Beginning Principal Receivable Balance              10,293,022,441.10
Special Funding Account Balance                                  0.00
Beginning Total Principal Balance                   10,293,022,441.10

Finance Charge Collections (excluding                  147,114,977.00
  Discount Option & Recoveries)
Discount Percentage                                             2.00%
Discount Option Receivables Collections                 18,981,555.76
Premium Option Receivables Collections                           0.00
Recoveries                                               8,527,787.00
Total Collections of Finance Charge Receivables        174,624,319.76
Total Collections of Principal Receivables             930,096,232.24
Monthly Payment Rate                                          9.0362%
Defaulted amount                                        51,777,657.99
Annualized Default Rate                                       6.2042%
Trust Portfolio Yield                                        14.5209%
New Principal Receivables                              842,706,048.38
Ending Principal Receivables Balance                10,153,854,599.25
Ending Required Minimum Principal Balance            8,560,000,000.00
Ending Transferor Amount                             2,153,854,599.25
Ending Special Funding Account Balance                           0.00
Ending Total Principal Balance                      10,153,854,599.25


B. Series Allocations                                   Series 1996-1         Series 1997-1      Series 1998-1       Series 1999-1
---------------------                                   -------------         -------------      -------------       -------------

Group Number                                                        1                     1                  2                   1

Invested Amount                                      1,000,000,000.00      1,000,000,000.00   1,000,000,000.00    1,000,000,000.00
Adjusted Invested Amount                             1,000,000,000.00      1,000,000,000.00   1,000,000,000.00    1,000,000,000.00
Principal Funding Account Balance                                0.00                  0.00               0.00                0.00
Series Required Transferor Amount                       70,000,000.00         70,000,000.00      70,000,000.00       70,000,000.00
Series Allocation Percentage                                   12.50%                12.50%             12.50%              12.50%
Series Alloc. Finance Charge Collections                21,828,039.97         21,828,039.97      21,828,039.97       21,828,039.97
Series Allocable Recoveries                              1,065,973.38          1,065,973.38       1,065,973.38        1,065,973.38
Series Alloc. Principal Collections                    116,262,029.03        116,262,029.03     116,262,029.03      116,262,029.03
Series Allocable Defaulted Amount                        6,472,207.25          6,472,207.25       6,472,207.25        6,472,207.25

B. Series Allocations                                   Series 1999-2         Series 1999-3      Series 1999-4       Series 1999-5
---------------------                                   -------------         -------------      -------------       -------------

Group Number                                                        1                     2                  2                   2
Invested Amount                                        500,000,000.00      1,000,000,000.00     500,000,000.00      500,000,000.00
Adjusted Invested Amount                               500,000,000.00      1,000,000,000.00     500,000,000.00      500,000,000.00
Principal Funding Account Balance                                0.00                  0.00               0.00                0.00
Series Required Transferor Amount                       35,000,000.00         70,000,000.00      35,000,000.00       35,000,000.00
Series Allocation Percentage                                    6.25%                12.50%              6.25%               6.25%
Series Alloc. Finance Charge Collections                10,914,019.99         21,828,039.97      10,914,019.99       10,914,019.99
Series Allocable Recoveries                                532,986.69          1,065,973.38         532,986.69          532,986.69
Series Alloc. Principal Collections                     58,131,014.52        116,262,029.03      58,131,014.52       58,131,014.52
Series Allocable Defaulted Amount                        3,236,103.62          6,472,207.25       3,236,103.62        3,236,103.62

B. Series Allocations                                   Series 1999-6         Series 2000-1      Series 2000-2         Trust Total
---------------------                                   -------------         -------------      -------------         -----------

Group Number                                                        2                     1                  2
Invested Amount                                        500,000,000.00        500,000,000.00     500,000,000.00    8,000,000,000.00
Adjusted Invested Amount                               500,000,000.00        500,000,000.00     500,000,000.00    8,000,000,000.00
Principal Funding Account Balance                                0.00                  0.00               0.00                0.00
Series Required Transferor Amount                       35,000,000.00         35,000,000.00      35,000,000.00      560,000,000.00
Series Allocation Percentage                                    6.25%                 6.25%              6.25%                100%
Series Alloc. Finance Charge Collections                10,914,019.99         10,914,019.99      10,914,019.99      174,624,319.76
Series Allocable Recoveries                                532,986.69            532,986.69         532,986.69        8,527,787.00
Series Alloc. Principal Collections                     58,131,014.52         58,131,014.52      58,131,014.52      930,096,232.24
Series Allocable Defaulted Amount                        3,236,103.62          3,236,103.62       3,236,103.62       51,777,657.99


                                                                     - 2 -


C. Group Allocations


1. Group 1 Allocations                           Series 1996-1   Series 1997-1   Series 1999-1   Series 1999-2    Series 2000-1
----------------------                           -------------   -------------   -------------   -------------    -------------
Investor Finance Charge Collections              16,965,310.31   16,965,310.31   16,965,310.31    8,482,655.16     8,482,655.16

Investor Monthly Interest                         5,628,885.42    5,319,041.67    4,736,072.92    2,500,432.29     2,792,416.67
Investor Default Amount                           5,030,364.82    5,030,364.82    5,030,364.82    2,515,182.41     2,515,182.41
Investor Monthly Fees                             1,666,666.67    1,666,666.67    1,666,666.67      833,333.33       833,333.33
Investor Additional Amounts                               0.00            0.00            0.00            0.00             0.00
Total                                            12,325,916.90   12,016,073.15   11,433,104.40    5,848,948.04     6,140,932.41

Reallocated Investor Finance Charge Collections  16,965,310.31   16,965,310.31   16,965,310.31    8,482,655.16     8,482,655.16
Available Excess                                  4,639,393.41    4,949,237.16    5,532,205.91    2,633,707.12     2,341,722.75

1. Group Allocations                                                                                              Group 1 Total
--------------------                                                                                              -------------

Investor Finance Charge Collections                                                                               67,861,241.25

Investor Monthly Interest                                                                                         20,976,848.96
Investor Default Amount                                                                                           20,121,459.28
Investor Monthly Fees                                                                                              6,666,666.67
Investor Additional Amounts                                                                                                0.00
Total                                                                                                             47,764,974.91

Reallocated Investor Finance Charge Collections                                                                   67,861,241.25
Available Excess                                                                                                  20,096,266.34


2. Group 2 Allocations                           Series 1998-1   Series 1999-3   Series 1999-4   Series 1999-5    Series 1999-6
----------------------                           -------------   -------------   -------------   -------------    -------------

Investor Finance Charge Collections              16,965,310.31   16,965,310.31    8,482,655.16    8,482,655.16     8,482,655.16

Investor Monthly Interest                         4,862,534.72    4,920,695.83    2,470,981.25    2,500,001.39     2,485,098.61
Investor Default Amount                           5,030,364.82    5,030,364.82    2,515,182.41    2,515,182.41     2,515,182.41
Investor Monthly Fees                             1,666,666.67    1,666,666.67      833,333.33      833,333.33       833,333.33
Investor Additional Amounts                               0.00            0.00            0.00            0.00             0.00
Total                                            11,559,566.21   11,617,727.32    5,819,496.99    5,848,517.13     5,833,614.35

Reallocated Investor Finance Charge Collections  16,965,310.31   16,965,310.31    8,482,655.16    8,482,655.16     8,482,655.16
Available Excess                                  5,405,744.10    5,347,582.99    2,663,158.16    2,634,138.02     2,649,040.80

2. Group 2 Allocations                           Series 2000-2                                                    Group 2 Total
----------------------                           -------------                                                    -------------

Investor Finance Charge Collections               8,482,655.16                                                    67,861,241.25

Investor Monthly Interest                         2,383,743.06                                                    19,623,054.86
Investor Default Amount                           2,515,182.41                                                    20,121,459.28
Investor Monthly Fees                               833,333.33                                                     6,666,666.67
Investor Additional Amounts                               0.00                                                             0.00
Total                                             5,732,258.80                                                    46,411,180.81

Reallocated Investor Finance Charge Collections   8,482,655.16                                                    67,861,241.25
Available Excess                                  2,750,396.36                                                    21,450,060.44

D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                          149,520,962.00
61-90 Days Delinquent:                           74,581,827.00
90+ Days Delinquent:                            107,081,191.00
Total 30+ Days Delinquent:                      331,183,980.00



II. Series 1996-1 Certificates


----------------------------------------------------------------------------------------------------------------------------------
                                                  Series              Total Investor        Transferors
A. Investor/Transferor Allocations              Allocations              Interest             Interest
----------------------------------              -----------           --------------        ------------
Beginning Invested /Transferor Amount          1,286,627,805.14      1,000,000,000.00     286,627,805.14
Beginning Adjusted Invested Amount                          N/A      1,000,000,000.00                N/A
Floating Allocation Percentage                              N/A              77.7226%           22.2774%
Principal Allocation Percentage                             N/A              77.7226%           22.2774%
Collections of Finance Chg. Receivables           21,828,039.97         16,965,310.31       4,862,729.66
Collections of Principal Receivables             116,262,029.03         90,361,819.14      25,900,209.89
Defaulted Amount                                   6,472,207.25          5,030,364.82       1,441,842.43

Ending Invested / Transferor Amounts           1,269,231,824.91      1,000,000,000.00     269,231,824.91


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                  Class A               Class B           Interest               Total
--------------------------------------                  -------               -------          ----------              -----

Principal Funding Account                                  0.00                  0.00               0.00                0.00
Investment Proceeds for Monthly Period                     0.00                  0.00               0.00                0.00
Reserve Draw Amount                                        0.00                  0.00               0.00                0.00
Available Reserve Account Amount                           0.00                  0.00               0.00                0.00
Reserve Account Surplus                                    0.00                  0.00               0.00                0.00


Coupon February 15, 2000 - March 14, 2000                6.8000%               6.9500%            6.2850%
Monthly Interest Due                               4,901,666.67            347,500.00         379,718.75        5,628,885.42
Outstanding Monthly Interest Due                           0.00                  0.00               0.00                0.00
Additional Interest Due                                    0.00                  0.00               0.00                0.00
Total Interest Due                                 4,901,666.67            347,500.00         379,718.75        5,628,885.42
Investor Default Amount                            4,351,265.57            301,821.89         377,277.36        5,030,364.82
Investor Monthly Fees Due                          1,441,666.67            100,000.00         125,000.00        1,666,666.67
Investor Additional Amounts Due
Total Due                                         10,694,598.90            749,321.89         881,996.11       12,325,916.90

Reallocated Investor Finance Charge Collections                                                                16,965,310.31
Interest and Principal Funding Investment Proceeds                                                                      0.00
Series Adjusted Portfolio Yield                                                                                     14.5209%
Base Rate                                                                                                            9.1823%


----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions            Class A               Class B          Interest                Total
-------------------------------------------             -------               -------         ----------               -----

Beginning Certificates Balance                   865,000,000.00         60,000,000.00      75,000,000.00    1,000,000,000.00
Interest Distributions                             4,901,666.67            347,500.00         379,718.75        5,628,885.42
Principal Deposits - Prin. Funding Account                 0.00                  0.00               0.00                0.00
Principal Distributions                                    0.00                  0.00               0.00                0.00
Total Distributions                                4,901,666.67            347,500.00         379,718.75        5,628,885.42
Ending Certificates Balance                      865,000,000.00         60,000,000.00      75,000,000.00    1,000,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             5.67

      2.   Amount of the distribution in
            respect of Class A Monthly Interest:            $             5.67

      3.   Amount of the distribution in respect of
            Class A Outstanding Monthly Interest:           $             0.00

      4.   Amount of the distribution in respect of
            Class A Additional Interest:                    $             0.00

      5.   Amount of the distribution in
            respect of Class A Principal:                   $             0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             5.79

      2.   Amount of the distribution in
            respect of class B monthly interest:            $             5.79

      3.   Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                       $             0.00

      4.   Amount of the distribution in
            respect of class B additional interest:         $             0.00

     5.   Amount of the distribution in
            respect of class B principal:                   $             0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       379,718.75

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       379,718.75

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $    14,674,993.42

           a.   Class A Monthly Interest:                   $     4,901,666.67
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     4,351,265.57

           e.   Excess Spread:                              $     5,422,061.18


      2.   Class B Available Funds:                         $     1,017,918.62

           a.   Class B Monthly Interest:                   $       347,500.00
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       670,418.62

      3.   Collateral Available Funds:                      $     1,272,398.27

           a.   Excess Spread:                              $     1,272,398.27

      4.   Total Excess Spread:                             $     7,364,878.07


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           77.7226%

      2.   Series 1996-1 Allocable Principal
            Collections:                                    $   116,262,029.03

      3.   Principal Allocation Percentage of
            Series 1996-1 Allocable Principal
            Collections:                                    $    90,361,819.14

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    90,361,819.14

      6.   Shared Principal Collections from other
            Series allocated to Series 1996-1:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     5,030,364.82

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    95,392,183.96

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    75,000,000.00

      2.   Required Collateral Invested Amount              $    75,000,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    95,392,183.96


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1996-1

      1.   Excess Spread:                                   $     7,364,878.07

      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       301,821.89
      7.   Reduction of Class B Invested Amount
            treated as Available Principal Collections:     $             0.00
      8.   Applied to Collateral Monthly Interest:          $       379,718.75
      9.   Applied to unpaid Monthly Servicing Fee:         $     1,666,666.67
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       377,277.36
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     4,639,393.41

O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             9.1823%
           b.   Prior Monthly Period               9.4862%
           c.   Second Prior Monthly Period        7.9462%

      2.   Three Month Average Base Rate                               8.8716%

      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              14.52%
           b.   Prior Monthly Period                12.60%
           c.   Second Prior Monthly Period         13.89%

      4.   Three Month Average Series Adjusted Portfolio Yield          13.67%


III. Series 1997-1 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                                Series           Total Investor      Transferors
A. Investor/Transferor Allocations                            Allocations           Interest          Interest
----------------------------------                            -----------        --------------      -----------
Beginning Invested /Transferor Amount                    1,286,627,805.14      1,000,000,000.00   286,627,805.14
Beginning Adjusted Invested Amount                                    N/A      1,000,000,000.00              N/A
Floating Allocation Percentage                                        N/A              77.7226%         22.2774%
Principal Allocation Percentage                                       N/A              77.7226%         22.2774%
Collections of Finance Chg. Receivables                     21,828,039.97         16,965,310.31     4,862,729.66
Collections of Principal Receivables                       116,262,029.03         90,361,819.14    25,900,209.89
Defaulted Amount                                             6,472,207.25          5,030,364.82     1,441,842.43

Ending Invested / Transferor Amounts                     1,269,231,824.91      1,000,000,000.00   269,231,824.91


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                            Class A               Class B        Interest                Total
--------------------------------------                            -------               -------       ----------               -----

Principal Funding Account                                            0.00                  0.00             0.00               0.00
Investment Proceeds for Monthly Period                               0.00                  0.00             0.00               0.00
Reserve Draw Amount                                                  0.00                  0.00             0.00               0.00
Available Reserve Account Amount                                     0.00                  0.00             0.00               0.00
Reserve Account Surplus                                              0.00                  0.00             0.00               0.00

Coupon February 15, 2000 - March 14, 2000                         6.4000%               6.5500%          6.2600%
Monthly Interest Due                                         4,613,333.33            327,500.00       378,208.33       5,319,041.67
Outstanding Monthly Interest Due                                     0.00                  0.00             0.00               0.00
Additional Interest Due                                              0.00                  0.00             0.00               0.00
Total Interest Due                                           4,613,333.33            327,500.00       378,208.33       5,319,041.67
Investor Default Amount                                      4,351,265.57            301,821.89       377,277.36       5,030,364.82
Investor Monthly Fees Due                                    1,441,666.67            100,000.00       125,000.00       1,666,666.67
Investor Additional Amounts Dues
Total Due                                                   10,406,265.57            729,321.89       880,485.69      12,016,073.15

Reallocated Investor Finance Charge Collections                                                                       16,965,310.31
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            14.5209%
Base Rate                                                                                                                   8.7924%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                      Class A               Class B        Interest               Total
--------------------------------------------                      -------               -------       ----------              -----

Beginning Certificates Balance                             865,000,000.00         60,000,000.00    75,000,000.00    1,000,000,000.00
Interest Distributions                                       4,613,333.33            327,500.00       378,208.33        5,319,041.67
Principal Deposits - Prin. Funding Account                           0.00                  0.00             0.00                0.00
Principal Distributions                                              0.00                  0.00             0.00                0.00
Total Distributions                                          4,613,333.33            327,500.00       378,208.33        5,319,041.67
Ending Certificates Balance                                865,000,000.00         60,000,000.00    75,000,000.00    1,000,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             5.33

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             5.33

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             5.46

      2.   Amount of the distribution in
            respect of class B monthly interest:            $             5.46

      3.   Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                       $             0.00

      4.   Amount of the distribution in
            respect of class B additional interest:         $             0.00

     5.   Amount of the distribution in
            respect of class B principal:                   $             0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       378,208.33

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       378,208.33
      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $    14,674,993.42

           a.   Class A Monthly Interest:                   $     4,613,333.33
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     4,351,265.57

           e.   Excess Spread:                              $     5,710,394.52


      2.   Class B Available Funds:                         $     1,017,918.62

           a.   Class B Monthly Interest:                   $       327,500.00
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       690,418.62

      3.   Collateral Available Funds:                      $     1,272,398.27

           a.   Excess Spread:                              $     1,272,398.27

      4.   Total Excess Spread:                             $     7,673,211.41


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           77.7226%

      2.   Series 1997-1 Allocable Principal
            Collections:                                    $   116,262,029.03

      3.   Principal Allocation Percentage of
            Series 1997-1 Allocable Principal
            Collections:                                    $    90,361,819.14

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    90,361,819.14

      6.   Shared Principal Collections from other
            Series allocated to Series 1997-1:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     5,030,364.82

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    95,392,183.96

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    75,000,000.00

      2.   Required Collateral Invested Amount              $    75,000,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    95,392,183.96


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1997-1

      1.   Excess Spread:                                   $     7,673,211.41

      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       301,821.89
      7.   Reduction of Class B Invested Amount
            treated as Available Principal Collections:     $             0.00
      8.   Applied to Collateral Monthly Interest:          $       378,208.33
      9.   Applied to unpaid Monthly Servicing Fee:         $     1,666,666.67
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       377,277.36
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     4,949,237.16

O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             8.7924%
           b.   Prior Monthly Period               9.0823%
           c.   Second Prior Monthly Period        7.6133%

      2.   Three Month Average Base Rate                               8.4960%

      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              14.52%
           b.   Prior Monthly Period                12.60%
           c.   Second Prior Monthly Period         13.89%

      4.   Three Month Average Series Adjusted Portfolio Yield          13.67%


IV. Series 1998-1 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Series          Total Investor      Transferors
A. Investor/Transferor Allocations                            Allocations            Interest          Interest
----------------------------------                            -----------        --------------      -----------
Beginning Invested /Transferor Amount                    1,286,627,805.14      1,000,000,000.00   286,627,805.14
Beginning Adjusted Invested Amount                                    N/A      1,000,000,000.00              N/A
Floating Allocation Percentage                                        N/A              77.7226%         22.2774%
Principal Allocation Percentage                                       N/A              77.7226%         22.2774%
Collections of Finance Chg. Receivables                     21,828,039.97         16,965,310.31     4,862,729.66
Collections of Principal Receivables                       116,262,029.03         90,361,819.14    25,900,209.89
Defaulted Amount                                             6,472,207.25          5,030,364.82     1,441,842.43

Ending Invested / Transferor Amounts                     1,269,231,824.91      1,000,000,000.00   269,231,824.91


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                            Class A               Class B        Interest               Total
--------------------------------------                           -------                -------       ----------              -----

Principal Funding Account                                            0.00                  0.00             0.00               0.00
Investment Proceeds for Monthly Period                               0.00                  0.00             0.00               0.00
Reserve Draw Amount                                                  0.00                  0.00             0.00               0.00
Available Reserve Account Amount                                     0.00                  0.00             0.00               0.00
Reserve Account Surplus                                              0.00                  0.00             0.00               0.00

Coupon February 15, 2000 - March 14, 2000                         5.9750%               6.1350%          6.4850%
Monthly Interest Due                                         3,970,885.42            395,366.67       496,282.64       4,862,534.72
Outstanding Monthly Interest Due                                     0.00                  0.00             0.00               0.00
Additional Interest Due                                              0.00                  0.00             0.00               0.00
Total Interest Due                                           3,970,885.42            395,366.67       496,282.64       4,862,534.72
Investor Default Amount                                      4,150,050.98            402,429.19       477,884.66       5,030,364.82
Investor Monthly Fees Due                                    1,375,000.00            133,333.33       158,333.33       1,666,666.67
Investor Additional Amounts Dues
Total Due                                                    9,495,936.39            931,129.19     1,132,500.63      11,559,566.21

Reallocated Investor Finance Charge Collections                                                                       16,965,310.31
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            14.5209%
Base Rate                                                                                                                   8.2178%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                      Class A               Class B        Interest               Total
--------------------------------------------                      -------               -------       ----------              -----

Beginning Certificates Balance                             825,000,000.00         80,000,000.00    95,000,000.00   1,000,000,000.00
Interest Distributions                                       3,970,885.42            395,366.67       496,282.64       4,862,534.72
Principal Deposits - Prin. Funding Account                           0.00                  0.00             0.00               0.00
Principal Distributions                                              0.00                  0.00             0.00               0.00
Total Distributions                                          3,970,885.42            395,366.67       496,282.64       4,862,534.72
Ending Certificates Balance                                825,000,000.00         80,000,000.00    95,000,000.00   1,000,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             4.81

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             4.81

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             4.94

      2.   Amount of the distribution in
            respect of class B monthly interest:            $             4.94

      3.   Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                       $             0.00

      4.   Amount of the distribution in
            respect of class B additional interest:         $             0.00

     5.   Amount of the distribution in
            respect of class B principal:                   $             0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       496,282.64

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       496,282.64

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $    13,996,381.01

           a.   Class A Monthly Interest:                   $     3,970,885.42
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     4,150,050.98

           e.   Excess Spread:                              $     5,875,444.61


      2.   Class B Available Funds:                         $     1,357,224.82

           a.   Class B Monthly Interest:                   $       395,366.67
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       961,858.16

      3.   Collateral Available Funds:                      $     1,611,704.48

           a.   Excess Spread:                              $     1,611,704.48

      4.   Total Excess Spread:                             $     8,449,007.25


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           77.7226%

      2.   Series 1998-1 Allocable Principal
            Collections:                                    $   116,262,029.03

      3.   Principal Allocation Percentage of
            Series 1998-1 Allocable Principal
            Collections:                                    $    90,361,819.14

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    90,361,819.14

      6.   Shared Principal Collections from other
            Series allocated to Series 1998-1:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     5,030,364.82

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    95,392,183.96

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    95,000,000.00

      2.   Required Collateral Invested Amount              $    95,000,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    95,392,183.96


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

      1.   Excess Spread:                                   $     8,449,007.25

      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       402,429.19
      7.   Reduction of Class B Invested Amount
            treated as Available Principal Collections:     $             0.00
      8.   Applied to Collateral Monthly Interest:          $       496,282.64
      9.   Applied to unpaid Monthly Servicing Fee:         $     1,666,666.67
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       477,884.66
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     5,405,744.10

O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             8.2178%
           b.   Prior Monthly Period               8.1989%
           c.   Second Prior Monthly Period        8.4948%

      2.   Three Month Average Base Rate                               8.3038%

      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              14.52%
           b.   Prior Monthly Period                12.60%
           c.   Second Prior Monthly Period         13.89%

      4.   Three Month Average Series Adjusted Portfolio Yield          13.67%


IV. Series 1999-1 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                                Series           Total Investor      Transferors
A. Investor/Transferor Allocations                            Allocations           Interest           Interest
----------------------------------                            -----------        --------------      -----------
Beginning Invested /Transferor Amount                    1,286,627,805.14      1,000,000,000.00   286,627,805.14
Beginning Adjusted Invested Amount                                    N/A      1,000,000,000.00              N/A
Floating Allocation Percentage                                        N/A              77.7226%         22.2774%
Principal Allocation Percentage                                       N/A              77.7226%         22.2774%
Collections of Finance Chg. Receivables                     21,828,039.97         16,965,310.31     4,862,729.66
Collections of Principal Receivables                       116,262,029.03         90,361,819.14    25,900,209.89
Defaulted Amount                                             6,472,207.25          5,030,364.82     1,441,842.43

Ending Invested / Transferor Amounts                     1,269,231,824.91      1,000,000,000.00   269,231,824.91


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                            Class A               Class B        Interest               Total
--------------------------------------                            -------               -------       ----------              -----

Principal Funding Account                                            0.00                  0.00             0.00               0.00
Investment Proceeds for Monthly Period                               0.00                  0.00             0.00               0.00
Reserve Draw Amount                                                  0.00                  0.00             0.00               0.00
Available Reserve Account Amount                                     0.00                  0.00             0.00               0.00
Reserve Account Surplus                                              0.00                  0.00             0.00               0.00

Coupon February 15, 2000 - March 14, 2000                         5.6000%               5.8500%          6.7350%
Monthly Interest Due                                         4,036,666.67            292,500.00       406,906.25       4,736,072.92
Outstanding Monthly Interest Due                                     0.00                  0.00             0.00               0.00
Additional Interest Due                                              0.00                  0.00             0.00               0.00
Total Interest Due                                           4,036,666.67            292,500.00       406,906.25       4,736,072.92
Investor Default Amount                                      4,351,265.57            301,821.89       377,277.36       5,030,364.82
Investor Monthly Fees Due                                    1,441,666.67            100,000.00       125,000.00       1,666,666.67
Investor Additional Amounts Dues
Total Due                                                    9,829,598.90            694,321.89       909,183.61      11,433,104.40

Reallocated Investor Finance Charge Collections                                                                       16,965,310.31
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            14.5209%
Base Rate                                                                                                                   8.0586%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                      Class A               Class B        Interest               Total
--------------------------------------------                      -------               -------       ----------              -----

Beginning Certificates Balance                             865,000,000.00         60,000,000.00    75,000,000.00   1,000,000,000.00
Interest Distributions                                       4,036,666.67            292,500.00       406,906.25       4,736,072.92
Principal Deposits - Prin. Funding Account                           0.00                  0.00             0.00               0.00
Principal Distributions                                              0.00                  0.00             0.00               0.00
Total Distributions                                          4,036,666.67            292,500.00       406,906.25       4,736,072.92
Ending Certificates Balance                                865,000,000.00         60,000,000.00    75,000,000.00   1,000,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             4.67

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             4.67

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             4.88

      2.   Amount of the distribution in
            respect of class B monthly interest:            $             4.88

      3.   Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                       $             0.00

      4.   Amount of the distribution in
            respect of class B additional interest:         $             0.00

     5.   Amount of the distribution in
            respect of class B principal:                   $             0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       406,906.25

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       406,906.25

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $    14,674,993.42

           a.   Class A Monthly Interest:                   $     4,036,666.67
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     4,351,265.57

           e.   Excess Spread:                              $     6,287,061.18


      2.   Class B Available Funds:                         $     1,017,918.62

           a.   Class B Monthly Interest:                   $       292,500.00
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       725,418.62

      3.   Collateral Available Funds:                      $     1,272,398.27

           a.   Excess Spread:                              $     1,272,398.27

      4.   Total Excess Spread:                             $     8,284,878.07


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           77.7226%

      2.   Series 1999-1 Allocable Principal
            Collections:                                    $   116,262,029.03

      3.   Principal Allocation Percentage of
            Series 1999-1 Allocable Principal
            Collections:                                    $    90,361,819.14

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    90,361,819.14

      6.   Shared Principal Collections from other
            Series allocated to Series 1999-1:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     5,030,364.82

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    95,392,183.96

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    75,000,000.00

      2.   Required Collateral Invested Amount              $    75,000,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    95,392,183.96


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

      1.   Excess Spread:                                   $     8,284,878.07

      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       301,821.89
      7.   Reduction of Class B Invested Amount
            treated as Available Principal Collections:     $             0.00
      8.   Applied to Collateral Monthly Interest:          $       406,906.25
      9.   Applied to unpaid Monthly Servicing Fee:         $     1,666,666.67
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       377,277.36
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     5,532,205.91

O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             8.0586%
           b.   Prior Monthly Period               8.3211%
           c.   Second Prior Monthly Period        6.9928%

      2.   Three Month Average Base Rate                               7.7908%

      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              14.52%
           b.   Prior Monthly Period                12.60%
           c.   Second Prior Monthly Period         13.89%

      4.   Three Month Average Series Adjusted Portfolio Yield          13.67%


IV. Series 1999-2 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                                Series           Total Investor      Transferors
A. Investor/Transferor Allocations                            Allocations           Interest          Interest
----------------------------------                            -----------        --------------      -----------
Beginning Invested /Transferor Amount                      643,313,902.57        500,000,000.00   143,313,902.57
Beginning Adjusted Invested Amount                                    N/A        500,000,000.00              N/A
Floating Allocation Percentage                                        N/A              77.7226%         22.2774%
Principal Allocation Percentage                                       N/A              77.7226%         22.2774%
Collections of Finance Chg. Receivables                     10,914,019.99          8,482,655.16     2,431,364.83
Collections of Principal Receivables                        58,131,014.52         45,180,909.57    12,950,104.94
Defaulted Amount                                             3,236,103.62          2,515,182.41       720,921.21

Ending Invested / Transferor Amounts                       634,615,912.45        500,000,000.00   134,615,912.45


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                            Class A               Class B        Interest               Total
--------------------------------------                            -------               -------       ----------              -----

Principal Funding Account                                            0.00                  0.00             0.00               0.00
Investment Proceeds for Monthly Period                               0.00                  0.00             0.00               0.00
Reserve Draw Amount                                                  0.00                  0.00             0.00               0.00
Available Reserve Account Amount                                     0.00                  0.00             0.00               0.00
Reserve Account Surplus                                              0.00                  0.00             0.00               0.00

Coupon February 15, 2000 - March 14, 2000                        5.95000%              6.10000%         6.73500%
Monthly Interest Due                                         2,144,479.17            152,500.00       203,453.13       2,500,432.29
Outstanding Monthly Interest Due                                     0.00                  0.00             0.00               0.00
Additional Interest Due                                              0.00                  0.00             0.00               0.00
Total Interest Due                                           2,144,479.17            152,500.00       203,453.13       2,500,432.29
Investor Default Amount                                      2,175,632.79            150,910.94       188,638.68       2,515,182.41
Investor Monthly Fees Due                                      720,833.33             50,000.00        62,500.00         833,333.33
Investor Additional Amounts Dues
Total Due                                                    5,040,945.29            353,410.94       454,591.81       5,848,948.04

Reallocated Investor Finance Charge Collections                                                                        8,482,655.16
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            14.5209%
Base Rate                                                                                                                   8.3919%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                      Class A               Class B        Interest               Total
--------------------------------------------                      -------               -------       ----------              -----

Beginning Certificates Balance                             432,500,000.00         30,000,000.00    37,500,000.00     500,000,000.00
Interest Distributions                                       2,144,479.17            152,500.00       203,453.13       2,500,432.29
Principal Deposits - Prin. Funding Account                           0.00                  0.00             0.00               0.00
Principal Distributions                                              0.00                  0.00             0.00               0.00
Total Distributions                                          2,144,479.17            152,500.00       203,453.13       2,500,432.29
Ending Certificates Balance                                432,500,000.00         30,000,000.00    37,500,000.00     500,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             4.96

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             4.96

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             5.08

      2.   Amount of the distribution in
            respect of class B monthly interest:            $             5.08

      3.   Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                       $             0.00

      4.   Amount of the distribution in
            respect of class B additional interest:         $             0.00

     5.   Amount of the distribution in
            respect of class B principal:                   $             0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       203,453.13

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       203,453.13

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $     7,337,496.71

           a.   Class A Monthly Interest:                   $     2,144,479.17
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     2,175,632.79

           e.   Excess Spread:                              $     3,017,384.76


      2.   Class B Available Funds:                         $       508,959.31

           a.   Class B Monthly Interest:                   $       152,500.00
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       356,459.31

      3.   Collateral Available Funds:                      $       636,199.14

           a.   Excess Spread:                              $       636,199.14

      4.   Total Excess Spread:                             $     4,010,043.20


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           77.7226%

      2.   Series 1999-2 Allocable Principal
            Collections:                                    $    58,131,014.52

      3.   Principal Allocation Percentage of
            Series 1999-2 Allocable Principal
            Collections:                                    $    45,180,909.57

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    45,180,909.57

      6.   Shared Principal Collections from other
            Series allocated to Series 1999-2:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     2,515,182.41

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    47,696,091.98

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    37,500,000.00

      2.   Required Collateral Invested Amount              $    37,500,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    47,696,091.98


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

      1.   Excess Spread:                                   $     4,010,043.20

      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       150,910.94
      7.   Reduction of Class B Invested Amount
            treated as Available Principal Collections:     $             0.00
      8.   Applied to Collateral Monthly Interest:          $       203,453.13
      9.   Applied to unpaid Monthly Servicing Fee:         $       833,333.33
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       188,638.68
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     2,633,707.12

O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             8.3919%
           b.   Prior Monthly Period               8.6663%
           c.   Second Prior Monthly Period        7.2770%

      2.   Three Month Average Base Rate                               8.1117%

      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              14.52%
           b.   Prior Monthly Period                12.60%
           c.   Second Prior Monthly Period         13.89%

      4.   Three Month Average Series Adjusted Portfolio Yield          13.67%


IV. Series 1999-3 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                                Series           Total Investor      Transferors
A. Investor/Transferor Allocations                            Allocations           Interest           Interest
----------------------------------                            -----------        --------------      -----------
Beginning Invested /Transferor Amount                    1,286,627,805.14      1,000,000,000.00   286,627,805.14
Beginning Adjusted Invested Amount                                    N/A      1,000,000,000.00              N/A
Floating Allocation Percentage                                        N/A              77.7226%         22.2774%
Principal Allocation Percentage                                       N/A              77.7226%         22.2774%
Collections of Finance Chg. Receivables                     21,828,039.97         16,965,310.31     4,862,729.66
Collections of Principal Receivables                       116,262,029.03         90,361,819.14    25,900,209.89
Defaulted Amount                                             6,472,207.25          5,030,364.82     1,441,842.43

Ending Invested / Transferor Amounts                     1,269,231,824.91      1,000,000,000.00   269,231,824.91


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                            Class A               Class B        Interest               Total
--------------------------------------                            -------               ------        ----------              -----

Principal Funding Account                                            0.00                  0.00             0.00               0.00
Investment Proceeds for Monthly Period                               0.00                  0.00             0.00               0.00
Reserve Draw Amount                                                  0.00                  0.00             0.00               0.00
Available Reserve Account Amount                                     0.00                  0.00             0.00               0.00
Reserve Account Surplus                                              0.00                  0.00             0.00               0.00

Coupon February 15, 2000 - March 14, 2000                        6.02500%              6.22500%         6.73500%
Monthly Interest Due                                         4,004,114.58            401,166.67       515,414.58       4,920,695.83
Outstanding Monthly Interest Due                                     0.00                  0.00             0.00               0.00
Additional Interest Due                                              0.00                  0.00             0.00               0.00
Total Interest Due                                           4,004,114.58            401,166.67       515,414.58       4,920,695.83
Investor Default Amount                                      4,150,050.98            402,429.19       477,884.66       5,030,364.82
Investor Monthly Fees Due                                    1,375,000.00            133,333.33       158,333.33       1,666,666.67
Investor Additional Amounts Dues
Total Due                                                    9,529,165.56            936,929.19     1,151,632.57      11,617,727.32

Reallocated Investor Finance Charge Collections                                                                       16,965,310.31
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            14.5209%
Base Rate                                                                                                                   8.2910%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                      Class A               Class B        Interest               Total
--------------------------------------------                      -------               -------       ----------              -----

Beginning Certificates Balance                             825,000,000.00         80,000,000.00    95,000,000.00   1,000,000,000.00
Interest Distributions                                       4,004,114.58            401,166.67       515,414.58       4,920,695.83
Principal Deposits - Prin. Funding Account                           0.00                  0.00             0.00               0.00
Principal Distributions                                              0.00                  0.00             0.00               0.00
Total Distributions                                          4,004,114.58            401,166.67       515,414.58       4,920,695.83
Ending Certificates Balance                                825,000,000.00         80,000,000.00    95,000,000.00   1,000,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             4.85

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             4.85

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             5.01

      2.   Amount of the distribution in
            respect of class B monthly interest:            $             5.01

      3.   Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                       $             0.00

      4.   Amount of the distribution in
            respect of class B additional interest:         $             0.00

     5.   Amount of the distribution in
            respect of class B principal:                   $             0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       515,414.58

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       515,414.58

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $    13,996,381.01

           a.   Class A Monthly Interest:                   $     4,004,114.58
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     4,150,050.98

           e.   Excess Spread:                              $     5,842,215.45


      2.   Class B Available Funds:                         $     1,357,224.82

           a.   Class B Monthly Interest:                   $       401,166.67
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       956,058.16

      3.   Collateral Available Funds:                      $     1,611,704.48

           a.   Excess Spread:                              $     1,611,704.48

      4.   Total Excess Spread:                             $     8,409,978.08


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           77.7226%

      2.   Series 1999-3 Allocable Principal
            Collections:                                    $   116,262,029.03

      3.   Principal Allocation Percentage of
            Series 1999-3 Allocable Principal
            Collections:                                    $    90,361,819.14

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    90,361,819.14

      6.   Shared Principal Collections from other
            Series allocated to Series 1999-3:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     5,030,364.82

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    95,392,183.96

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    95,000,000.00

      2.   Required Collateral Invested Amount              $    95,000,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    95,392,183.96


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

      1.   Excess Spread:                                   $     8,409,978.08

      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       402,429.19
      7.   Reduction of Class B Invested Amount
            treated as Available Principal Collections:     $             0.00
      8.   Applied to Collateral Monthly Interest:          $       515,414.58
      9.   Applied to unpaid Monthly Servicing Fee:         $     1,666,666.67
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       477,884.66
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     5,347,582.99

O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             8.2910%
           b.   Prior Monthly Period               8.2721%
           c.   Second Prior Monthly Period        8.5680%

      2.   Three Month Average Base Rate                               8.3770%

      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              14.52%
           b.   Prior Monthly Period                12.60%
           c.   Second Prior Monthly Period         13.89%

      4.   Three Month Average Series Adjusted Portfolio Yield          13.67%


IV. Series 1999-4 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Series          Total Investor      Transferors
A. Investor/Transferor Allocations                            Allocations           Interest          Interest
----------------------------------                            -----------        -------------       -----------
Beginning Invested /Transferor Amount                      643,313,902.57        500,000,000.00   143,313,902.57
Beginning Adjusted Invested Amount                                    N/A        500,000,000.00              N/A
Floating Allocation Percentage                                        N/A              77.7226%         22.2774%
Principal Allocation Percentage                                       N/A              77.7226%         22.2774%
Collections of Finance Chg. Receivables                     10,914,019.99          8,482,655.16     2,431,364.83
Collections of Principal Receivables                        58,131,014.52         45,180,909.57    12,950,104.94
Defaulted Amount                                             3,236,103.62          2,515,182.41       720,921.21

Ending Invested / Transferor Amounts                       634,615,912.45        500,000,000.00   134,615,912.45


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                            Class A               Class B        Interest               Total
--------------------------------------                            -------               -------       ----------              -----

Principal Funding Account                                            0.00                  0.00             0.00               0.00
Investment Proceeds for Monthly Period                               0.00                  0.00             0.00               0.00
Reserve Draw Amount                                                  0.00                  0.00             0.00               0.00
Available Reserve Account Amount                                     0.00                  0.00             0.00               0.00
Reserve Account Surplus                                              0.00                  0.00             0.00               0.00

Coupon February 15, 2000 - March 14, 2000                        6.05500%              6.30500%         6.68500%
Monthly Interest Due                                         2,012,026.04            203,161.11       255,794.10       2,470,981.25
Outstanding Monthly Interest Due                                     0.00                  0.00             0.00               0.00
Additional Interest Due                                              0.00                  0.00             0.00               0.00
Total Interest Due                                           2,012,026.04            203,161.11       255,794.10       2,470,981.25
Investor Default Amount                                      2,075,025.49            201,214.59       238,942.33       2,515,182.41
Investor Monthly Fees Due                                      687,500.00             66,666.67        79,166.67         833,333.33
Investor Additional Amounts Dues
Total Due                                                    4,774,551.53            471,042.37       573,903.09       5,819,496.99

Reallocated Investor Finance Charge Collections                                                                        8,482,655.16
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            14.5209%
Base Rate                                                                                                                   8.3178%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                      Class A               Class B        Interest               Total
--------------------------------------------                      -------               -------       ----------              -----

Beginning Certificates Balance                             412,500,000.00         40,000,000.00    47,500,000.00     500,000,000.00
Interest Distributions                                       2,012,026.04            203,161.11       255,794.10       2,470,981.25
Principal Deposits - Prin. Funding Account                           0.00                  0.00             0.00               0.00
Principal Distributions                                              0.00                  0.00             0.00               0.00
Total Distributions                                          2,012,026.04            203,161.11       255,794.10       2,470,981.25
Ending Certificates Balance                                412,500,000.00         40,000,000.00    47,500,000.00     500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             4.88

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             4.88

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             5.08

      2.   Amount of the distribution in
            respect of class B monthly interest:            $             5.08

      3.   Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                       $             0.00

      4.   Amount of the distribution in
            respect of class B additional interest:         $             0.00

     5.   Amount of the distribution in
            respect of class B principal:                   $             0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       255,794.10

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       255,794.10

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $     6,998,190.50

           a.   Class A Monthly Interest:                   $     2,012,026.04
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     2,075,025.49

           e.   Excess Spread:                              $     2,911,138.97


      2.   Class B Available Funds:                         $       678,612.41

           a.   Class B Monthly Interest:                   $       203,161.11
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       475,451.30

      3.   Collateral Available Funds:                      $       805,852.24

           a.   Excess Spread:                              $       805,852.24

      4.   Total Excess Spread:                             $     4,192,442.51


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           77.7226%

      2.   Series 1999-4 Allocable Principal
            Collections:                                    $    58,131,014.52

      3.   Principal Allocation Percentage of
            Series 1999-4 Allocable Principal
            Collections:                                    $    45,180,909.57

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    45,180,909.57

      6.   Shared Principal Collections from other
            Series allocated to Series 1999-4:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     2,515,182.41

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    47,696,091.98

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    47,500,000.00

      2.   Required Collateral Invested Amount              $    47,500,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    47,696,091.98


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-4

      1.   Excess Spread:                                   $     4,192,442.51

      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       201,214.59
      7.   Reduction of Class B Invested Amount
            treated as Available Principal Collections:     $             0.00
      8.   Applied to Collateral Monthly Interest:          $       255,794.10
      9.   Applied to unpaid Monthly Servicing Fee:         $       833,333.33
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       238,942.33
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     2,663,158.16

O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             8.3178%
           b.   Prior Monthly Period               8.2989%
           c.   Second Prior Monthly Period        8.5948%

      2.   Three Month Average Base Rate                               8.4038%

      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              14.52%
           b.   Prior Monthly Period                12.60%
           c.   Second Prior Monthly Period         13.89%

      4.   Three Month Average Series Adjusted Portfolio Yield          13.67%


IV. Series 1999-5 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                                Series         Total Investor        Transferors
A. Investor/Transferor Allocations                            Allocations         Interest             Interest
----------------------------------                            -----------      --------------        -----------
Beginning Invested /Transferor Amount                      643,313,902.57      500,000,000.00     143,313,902.57
Beginning Adjusted Invested Amount                                    N/A      500,000,000.00                N/A
Floating Allocation Percentage                                        N/A            77.7226%           22.2774%
Principal Allocation Percentage                                       N/A            77.7226%           22.2774%
Collections of Finance Chg. Receivables                     10,914,019.99        8,482,655.16       2,431,364.83
Collections of Principal Receivables                        58,131,014.52       45,180,909.57      12,950,104.94
Defaulted Amount                                             3,236,103.62        2,515,182.41         720,921.21

Ending Invested / Transferor Amounts                       634,615,912.45      500,000,000.00     134,615,912.45


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                            Class A             Class B          Interest               Total
--------------------------------------                            -------             -------         ----------              -----

Principal Funding Account                                            0.00                0.00               0.00               0.00
Investment Proceeds for Monthly Period                               0.00                0.00               0.00               0.00
Reserve Draw Amount                                                  0.00                0.00               0.00               0.00
Available Reserve Account Amount                                     0.00                0.00               0.00               0.00
Reserve Account Surplus                                              0.00                0.00               0.00               0.00

Coupon February 15, 2000 - March 14, 2000                        6.12500%            6.36500%           6.78500%
Monthly Interest Due                                         2,035,286.46          205,094.44         259,620.49       2,500,001.39
Outstanding Monthly Interest Due                                     0.00                0.00               0.00               0.00
Additional Interest Due                                              0.00                0.00               0.00               0.00
Total Interest Due                                           2,035,286.46          205,094.44         259,620.49       2,500,001.39
Investor Default Amount                                      2,075,025.49          201,214.59         238,942.33       2,515,182.41
Investor Monthly Fees Due                                      687,500.00           66,666.67          79,166.67         833,333.33
Investor Additional Amounts Dues
Total Due                                                    4,797,811.95          472,975.70         577,729.48       5,848,517.13

Reallocated Investor Finance Charge Collections                                                                         8,482,655.16
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             14.5209%
Base Rate                                                                                                                    8.3908%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                      Class A             Class B          Interest               Total
--------------------------------------------                      -------             -------         ----------              -----

Beginning Certificates Balance                             412,500,000.00       40,000,000.00      47,500,000.00     500,000,000.00
Interest Distributions                                       2,035,286.46          205,094.44         259,620.49       2,500,001.39
Principal Deposits - Prin. Funding Account                           0.00                0.00               0.00               0.00
Principal Distributions                                              0.00                0.00               0.00               0.00
Total Distributions                                          2,035,286.46          205,094.44         259,620.49       2,500,001.39
Ending Certificates Balance                                412,500,000.00       40,000,000.00      47,500,000.00     500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             4.93

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             4.93

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             5.13

      2.   Amount of the distribution in
            respect of class B monthly interest:            $             5.13

      3.   Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                       $             0.00

      4.   Amount of the distribution in
            respect of class B additional interest:         $             0.00

     5.   Amount of the distribution in
            respect of class B principal:                   $             0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       259,620.49

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       259,620.49

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $     6,998,190.50

           a.   Class A Monthly Interest:                   $     2,035,286.46
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     2,075,025.49

           e.   Excess Spread:                              $     2,887,878.56


      2.   Class B Available Funds:                         $       678,612.41

           a.   Class B Monthly Interest:                   $       205,094.44
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       473,517.97

      3.   Collateral Available Funds:                      $       805,852.24

           a.   Excess Spread:                              $       805,852.24

      4.   Total Excess Spread:                             $     4,167,248.76


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           77.7226%

      2.   Series 1999-5 Allocable Principal
            Collections:                                    $    58,131,014.52

      3.   Principal Allocation Percentage of
            Series 1999-5 Allocable Principal
            Collections:                                    $    45,180,909.57

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    45,180,909.57

      6.   Shared Principal Collections from other
            Series allocated to Series 1999-5:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     2,515,182.41

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    47,696,091.98

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    47,500,000.00

      2.   Required Collateral Invested Amount              $    47,500,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    47,696,091.98


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

      1.   Excess Spread:                                   $     4,167,248.76

      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       201,214.59
      7.   Reduction of Class B Invested Amount
            treated as Available Principal Collections:     $             0.00
      8.   Applied to Collateral Monthly Interest:          $       259,620.49
      9.   Applied to unpaid Monthly Servicing Fee:         $       833,333.33
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       238,942.33
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     2,634,138.02

O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             8.3908%
           b.   Prior Monthly Period               8.3719%
           c.   Second Prior Monthly Period        8.6678%

      2.   Three Month Average Base Rate                               8.4769%

      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              14.52%
           b.   Prior Monthly Period                12.60%
           c.   Second Prior Monthly Period         13.89%

      4.   Three Month Average Series Adjusted Portfolio Yield          13.67%


IV. Series 1999-6 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                                Series         Total Investor        Transferors
A. Investor/Transferor Allocations                            Allocations         Interest             Interest
----------------------------------                            -----------      --------------        -----------
Beginning Invested /Transferor Amount                      643,313,902.57      500,000,000.00     143,313,902.57
Beginning Adjusted Invested Amount                                    N/A      500,000,000.00                N/A
Floating Allocation Percentage                                        N/A            77.7226%           22.2774%
Principal Allocation Percentage                                       N/A            77.7226%           22.2774%
Collections of Finance Chg. Receivables                     10,914,019.99        8,482,655.16       2,431,364.83
Collections of Principal Receivables                        58,131,014.52       45,180,909.57      12,950,104.94
Defaulted Amount                                             3,236,103.62        2,515,182.41         720,921.21

Ending Invested / Transferor Amounts                       634,615,912.45      500,000,000.00     134,615,912.45


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                            Class A             Class B          Interest               Total
--------------------------------------                            -------             -------         ----------              -----

Principal Funding Account                                            0.00                0.00               0.00               0.00
Investment Proceeds for Monthly Period                               0.00                0.00               0.00               0.00
Reserve Draw Amount                                                  0.00                0.00               0.00               0.00
Available Reserve Account Amount                                     0.00                0.00               0.00               0.00
Reserve Account Surplus                                              0.00                0.00               0.00               0.00

Coupon February 15, 2000 - March 14, 2000                        6.08500%            6.31500%           6.78500%
Monthly Interest Due                                         2,021,994.79          203,483.33         259,620.49       2,485,098.61
Outstanding Monthly Interest Due                                     0.00                0.00               0.00               0.00
Additional Interest Due                                              0.00                0.00               0.00               0.00
Total Interest Due                                           2,021,994.79          203,483.33         259,620.49       2,485,098.61
Investor Default Amount                                      2,075,025.49          201,214.59         238,942.33       2,515,182.41
Investor Monthly Fees Due                                      687,500.00           66,666.67          79,166.67         833,333.33
Investor Additional Amounts Dues
Total Due                                                    4,784,520.28          471,364.59         577,729.48       5,833,614.35

Reallocated Investor Finance Charge Collections                                                                        8,482,655.16
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            14.5209%
Base Rate                                                                                                                   8.3533%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                      Class A             Class B          Interest               Total
--------------------------------------------                      -------             -------         ----------              -----

Beginning Certificates Balance                             412,500,000.00       40,000,000.00      47,500,000.00     500,000,000.00
Interest Distributions                                       2,021,994.79          203,483.33         259,620.49       2,485,098.61
Principal Deposits - Prin. Funding Account                           0.00                0.00               0.00               0.00
Principal Distributions                                              0.00                0.00               0.00               0.00
Total Distributions                                          2,021,994.79          203,483.33         259,620.49       2,485,098.61
Ending Certificates Balance                                412,500,000.00       40,000,000.00      47,500,000.00     500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             4.90

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             4.90

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             5.09

      2.   Amount of the distribution in
            respect of class B monthly interest:            $             5.09

      3.   Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                       $             0.00

      4.   Amount of the distribution in
            respect of class B additional interest:         $             0.00

     5.   Amount of the distribution in
            respect of class B principal:                   $             0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       259,620.49

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       259,620.49

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $     6,998,190.50

           a.   Class A Monthly Interest:                   $     2,021,994.79
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     2,075,025.49

           e.   Excess Spread:                              $     2,901,170.22


      2.   Class B Available Funds:                         $       678,612.41

           a.   Class B Monthly Interest:                   $       203,483.33
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       475,129.08

      3.   Collateral Available Funds:                      $       805,852.24

           a.   Excess Spread:                              $       805,852.24

      4.   Total Excess Spread:                             $     4,182,151.54


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           77.7226%

      2.   Series 1999-6 Allocable Principal
            Collections:                                    $    58,131,014.52

      3.   Principal Allocation Percentage of
            Series 1999-6 Allocable Principal
            Collections:                                    $    45,180,909.57

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    45,180,909.57

      6.   Shared Principal Collections from other
            Series allocated to Series 1999-6:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     2,515,182.41

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    47,696,091.98

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    47,500,000.00

      2.   Required Collateral Invested Amount              $    47,500,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    47,696,091.98


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-6

      1.   Excess Spread:                                   $     4,182,151.54

      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       201,214.59
      7.   Reduction of Class B Invested Amount
            treated as Available Principal Collections:     $             0.00
      8.   Applied to Collateral Monthly Interest:          $       259,620.49
      9.   Applied to unpaid Monthly Servicing Fee:         $       833,333.33
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       238,942.33
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     2,649,040.80

O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             8.3533%
           b.   Prior Monthly Period               8.3344%
           c.   Second Prior Monthly Period        8.6303%

      2.   Three Month Average Base Rate                               8.4394%

      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              14.52%
           b.   Prior Monthly Period                12.60%
           c.   Second Prior Monthly Period         13.89%

      4.   Three Month Average Series Adjusted Portfolio Yield          13.67%


IV. Series 2000-1 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                                Series         Total Investor        Transferors
A. Investor/Transferor Allocations                            Allocations         Interest             Interest
----------------------------------                            -----------      --------------        -----------
Beginning Invested /Transferor Amount                      643,313,902.57      500,000,000.00     143,313,902.57
Beginning Adjusted Invested Amount                                    N/A      500,000,000.00                N/A
Floating Allocation Percentage                                        N/A            77.7226%           22.2774%
Principal Allocation Percentage                                       N/A            77.7226%           22.2774%
Collections of Finance Chg. Receivables                     10,914,019.99        8,482,655.16       2,431,364.83
Collections of Principal Receivables                        58,131,014.52       45,180,909.57      12,950,104.94
Defaulted Amount                                             3,236,103.62        2,515,182.41         720,921.21

Ending Invested / Transferor Amounts                       634,615,912.45      500,000,000.00     134,615,912.45


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                           Class A              Class B          Interest               Total
--------------------------------------                           -------              -------         ----------              -----

Principal Funding Account                                            0.00                0.00               0.00               0.00
Investment Proceeds for Monthly Period                               0.00                0.00               0.00               0.00
Reserve Draw Amount                                                  0.00                0.00               0.00               0.00
Available Reserve Account Amount                                     0.00                0.00               0.00               0.00
Reserve Account Surplus                                              0.00                0.00               0.00               0.00

Coupon February 15, 2000 - March 14, 2000                        7.20000%            7.40000%           6.78000%
Monthly Interest Due                                         2,422,000.00          172,666.67         197,750.00       2,792,416.67
Outstanding Monthly Interest Due                                     0.00                0.00               0.00               0.00
Additional Interest Due                                              0.00                0.00               0.00               0.00
Total Interest Due                                           2,422,000.00          172,666.67         197,750.00       2,792,416.67
Investor Default Amount                                      2,175,632.79          150,910.94         188,638.68       2,515,182.41
Investor Monthly Fees Due                                      720,833.33           50,000.00          62,500.00         833,333.33
Investor Additional Amounts Dues
Total Due                                                    5,318,466.12          373,577.61         448,888.68       6,140,932.41

Reallocated Investor Finance Charge Collections                                                                        8,482,655.16
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            14.5209%
Base Rate                                                                                                                   9.4528%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                      Class A             Class B          Interest               Total
--------------------------------------------                      -------             -------         ----------              -----

Beginning Certificates Balance                             432,500,000.00       30,000,000.00      37,500,000.00     500,000,000.00
Interest Distributions                                       2,422,000.00          172,666.67         197,750.00       2,792,416.67
Principal Deposits - Prin. Funding Account                           0.00                0.00               0.00               0.00
Principal Distributions                                              0.00                0.00               0.00               0.00
Total Distributions                                          2,422,000.00          172,666.67         197,750.00       2,792,416.67
Ending Certificates Balance                                432,500,000.00       30,000,000.00      37,500,000.00     500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             5.60

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             5.60

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             5.76

      2.   Amount of the distribution in
            respect of class B monthly interest:            $             5.76

      3.   Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                       $             0.00

      4.   Amount of the distribution in
            respect of class B additional interest:         $             0.00

     5.   Amount of the distribution in
            respect of class B principal:                   $             0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       197,750.00

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       197,750.00

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $     7,337,496.71

           a.   Class A Monthly Interest:                   $     2,422,000.00
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     2,175,632.79

           e.   Excess Spread:                              $     2,739,863.92


      2.   Class B Available Funds:                         $       508,959.31

           a.   Class B Monthly Interest:                   $       172,666.67
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       336,292.64

      3.   Collateral Available Funds:                      $       636,199.14

           a.   Excess Spread:                              $       636,199.14

      4.   Total Excess Spread:                             $     3,712,355.70


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           77.7226%

      2.   Series 2000-1 Allocable Principal
            Collections:                                    $    58,131,014.52

      3.   Principal Allocation Percentage of
            Series 2000-1 Allocable Principal
            Collections:                                    $    45,180,909.57

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    45,180,909.57

      6.   Shared Principal Collections from other
            Series allocated to Series 2000-1:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     2,515,182.41

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    47,696,091.98

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    37,500,000.00

      2.   Required Collateral Invested Amount              $    37,500,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    47,696,091.98


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-6

      1.   Excess Spread:                                   $     3,712,355.70

      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       150,910.94
      7.   Reduction of Class B Invested Amount
            treated as Available Principal Collections:     $             0.00
      8.   Applied to Collateral Monthly Interest:          $       197,750.00
      9.   Applied to unpaid Monthly Servicing Fee:         $       833,333.33
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       188,638.68
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     2,341,722.75

O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             9.4528%
           b.   Prior Monthly Period               NA
           c.   Second Prior Monthly Period        NA

      2.   Three Month Average Base Rate                               NA

      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              14.52%
           b.   Prior Monthly Period                12.60%
           c.   Second Prior Monthly Period         13.89%

      4.   Three Month Average Series Adjusted Portfolio Yield          13.67%



IV. Series 2000-2 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                                Series         Total Investor        Transferors
A. Investor/Transferor Allocations                            Allocations        Interest              Interest
----------------------------------                            -----------      --------------        -----------
Beginning Invested /Transferor Amount                      643,313,902.57      500,000,000.00     143,313,902.57
Beginning Adjusted Invested Amount                                    N/A      500,000,000.00                N/A
Floating Allocation Percentage                                        N/A            77.7226%           22.2774%
Principal Allocation Percentage                                       N/A            77.7226%           22.2774%
Collections of Finance Chg. Receivables                     10,914,019.99        8,482,655.16       2,431,364.83
Collections of Principal Receivables                        58,131,014.52       45,180,909.57      12,950,104.94
Defaulted Amount                                             3,236,103.62        2,515,182.41         720,921.21

Ending Invested / Transferor Amounts                       634,615,912.45      500,000,000.00     134,615,912.45


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                            Class A             Class B          Interest               Total
--------------------------------------                            -------             -------         ----------              -----

Principal Funding Account                                            0.00                0.00               0.00               0.00
Investment Proceeds for Monthly Period                               0.00                0.00               0.00               0.00
Reserve Draw Amount                                                  0.00                0.00               0.00               0.00
Available Reserve Account Amount                                     0.00                0.00               0.00               0.00
Reserve Account Surplus                                              0.00                0.00               0.00               0.00

Coupon February 15, 2000 - March 14, 2000                        6.04500%            6.23000%           6.78000%
Monthly Interest Due                                         1,939,437.50          193,822.22         250,483.33       2,383,743.06
Outstanding Monthly Interest Due                                     0.00                0.00               0.00               0.00
Additional Interest Due                                              0.00                0.00               0.00               0.00
Total Interest Due                                           1,939,437.50          193,822.22         250,483.33       2,383,743.06
Investor Default Amount                                      2,075,025.49          201,214.59         238,942.33       2,515,182.41
Investor Monthly Fees Due                                      687,500.00           66,666.67          79,166.67         833,333.33
Investor Additional Amounts Dues
Total Due                                                    4,701,962.99          461,703.48         568,592.33       5,732,258.80

Reallocated Investor Finance Charge Collections                                                                        8,482,655.16
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            14.5209%
Base Rate                                                                                                                   8.3874%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                      Class A             Class B          Interest               Total
--------------------------------------------                      -------             -------         ----------              -----

Beginning Certificates Balance                             412,500,000.00       40,000,000.00      47,500,000.00     500,000,000.00
Interest Distributions                                       1,939,437.50          193,822.22         250,483.33       2,383,743.06
Principal Deposits - Prin. Funding Account                           0.00                0.00               0.00               0.00
Principal Distributions                                              0.00                0.00               0.00               0.00
Total Distributions                                          1,939,437.50          193,822.22         250,483.33       2,383,743.06
Ending Certificates Balance                                412,500,000.00       40,000,000.00      47,500,000.00     500,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             4.70

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             4.70

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             4.85

      2.   Amount of the distribution in
            respect of class B monthly interest:            $             4.85

      3.   Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                       $             0.00

      4.   Amount of the distribution in
            respect of class B additional interest:         $             0.00


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     5.   Amount of the distribution in
            respect of class B principal:                   $             0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       250,483.33

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       250,483.33

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

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      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $     6,998,190.50

           a.   Class A Monthly Interest:                   $     1,939,437.50
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     2,075,025.49

           e.   Excess Spread:                              $     2,983,727.51


      2.   Class B Available Funds:                         $       678,612.41

           a.   Class B Monthly Interest:                   $       193,822.22
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       484,790.19

      3.   Collateral Available Funds:                      $       805,852.24

           a.   Excess Spread:                              $       805,852.24

      4.   Total Excess Spread:                             $     4,274,369.95


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           77.7226%

      2.   Series 2000-2 Allocable Principal
            Collections:                                    $    58,131,014.52

      3.   Principal Allocation Percentage of
            Series 2000-2 Allocable Principal
            Collections:                                    $    45,180,909.57

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    45,180,909.57

      6.   Shared Principal Collections from other
            Series allocated to Series 2000-2:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     2,515,182.41

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    47,696,091.98



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L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    47,500,000.00

      2.   Required Collateral Invested Amount              $    47,500,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    47,696,091.98


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-6

      1.   Excess Spread:                                   $     4,274,369.95

      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       201,214.59
      7.   Reduction of Class B Invested Amount
            treated as Available Principal Collections:     $             0.00
      8.   Applied to Collateral Monthly Interest:          $       250,483.33
      9.   Applied to unpaid Monthly Servicing Fee:         $       833,333.33
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       238,942.33
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     2,750,396.36

O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             8.3874%
           b.   Prior Monthly Period               NA
           c.   Second Prior Monthly Period        NA

      2.   Three Month Average Base Rate                               NA

      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              14.52%
           b.   Prior Monthly Period                12.60%
           c.   Second Prior Monthly Period         13.89%

      4.   Three Month Average Series Adjusted Portfolio Yield          13.67%

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